This Supplement is filed pursuant to Rule 497(d) with regard to Government Securities Income Fund GNMA Series 1Z
Defined Asset Funds

The text of the supplement to the Prospectus dated August 28, 1996 is as follows:

		 Supplement dated June 27, 1997
              to Prospectus dated August 28, 1996, of
                Government Securities Income Fund
                       GNMA Series 1Z
                    Defined Asset Funds
            _______________________________________________

               Effective immediately, the following replaces the Initial Offering Period Sales Charge Schedule in Appendix A (the Secondary Market Sales Charge Schedule remains unchanged).


                                               Sales Charge
                                       (Gross Underwriting Profit)
                                     ------------------------------

                                         As Percent of        As Percent of
Amount Invested                         Offer Side Public      Net Amount
					 Offering Price         Invested
--------------------------------------  -----------------     -------------

Less than $100,000.....................     4.00%                4.167%
$100,000-$499,999.... .................     3.00                 3.093
$500,000-$749,999......................     2.50                 2.564
$750,000-$999,999......................     2.00                 2.041
$1,000,000 or more.....................     1.50                 1.523


						       15354-8/96